Supplement Dated January 22, 2010
To The Statement of Additional Information
Dated April 6, 2009

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 42, please delete the row for Mr. James Henry in its entirety in the section entitled “Trustees and Officers of the Trust” and replace with the following:

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
James Henry, Ph.D. (71) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	94
Principal Occupation(s) During Past 5 Years: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to July 2009)
Other Directorships Held by Trustee: None

This Supplement is dated January 22, 2010.

(To be used with V3180 04/09 and V3180PROXY 04/09.)

CMX4924 01/10